UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

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CAREPAYMENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Meadows Rd., Suite 400, Lake Oswego, Oregon		97035
(Address of principal executive offices)		(Zip Code)

(503) 419-3505

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03(a) of this Current Report on Form 8-K with respect to Amendment No. 2 to Promissory Note and Business Loan Agreement, dated and effective March 5, 2012 ("Amendment No. 2"), between CarePayment Technologies, Inc., an Oregon corporation (the "Company"), and Aequitas Commercial Finance, LLC, an Oregon limited liability company ("ACF"), is incorporated into this Item 1.01 by reference. ACF is a wholly-owned subsidiary of Aequitas Holdings, LLC, an Oregon limited liability company ("Holdings"). As of the date of this Current Report on Form 8-K, Holdings and its affiliates beneficially own approximately 96% of the Company's Class A Common Stock and control approximately 98% of the Company's voting rights on a fully-diluted basis. Two of the Company's four directors, Brian A. Oliver and Andrew N. MacRitchie, are also affiliates of ACF and Holdings.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

(a) The Company and ACF are parties to a Business Loan Agreement and Promissory Note, each dated effective September 29, 2011 and each as amended by Amendment No. 1 to Promissory Note and Business Loan Agreement, dated December 29, 2011 (collectively, the "Loan Documents"), pursuant to which ACF agreed to make loans from time to time to the Company. On March 5, 2012, the Company and ACF entered into Amendment No. 2 pursuant to which (1) the aggregate principal amount that the Company may borrow under the Loan Documents was increased from $4,500,000 to $8,000,000, and (2) the interest rate on the outstanding principal balance due under the Loan Documents was increased from 11% per annum to 12.5% per annum beginning on the effective date of Amendment No. 2. As of the date of this Current Report on Form 8-K, the Company has borrowed an aggregate amount of $4,131,000 from ACF under the Loan Documents.

The Company's obligations under the Loan Documents continue to be secured pursuant to the Security Agreement, dated effective September 29, 2011, between the Company and ACF (the "Security Agreement").

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to Amendment No. 2 filed herewith as Exhibit 10.1 and incorporated herein by reference. For a description of the material terms of the Loan Documents and the Security Agreement, refer to the Company's Current Reports on Form 8-K filed on October 6, 2011 and January 5, 2012.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit. The following documents are filed as exhibits to this Form 8-K.

10.1	Amendment No. 2 to Promissory Note and Business Loan Agreement, dated March 5, 2012, between CarePayment Technologies, Inc. and Aequitas Commercial Finance, LLC

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarePayment Technologies, Inc.
(Registrant)

Date: March 8, 2012	/s/ Patricia J. Brown
Patricia J. Brown
Chief Financial Officer